UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-13097 (Commission File Number)	41-1526554 (I.R.S. Employer Identification Number)

2575 University Ave. W. St. Paul, Minnesota (Address of Principal Executive Offices)		55114 (Zip Code)
(651) 796-7300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 29, 2009, Synovis Life Technologies, Inc. announced in a press release that its board of directors approved a stock repurchase program whereby the company has been authorized to repurchase up to 500,000 shares of its common stock in the open market or in private transactions. A copy of the press release announcing this action is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 29, 2009 (filed herewith).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: September 29, 2009	By:	/s/ Brett A. Reynolds
Brett A. Reynolds
Vice President of Finance, Chief Financial Officer and Corporate Secretary

SYNOVIS LIFE TECHNOLOGIES, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 29, 2009 (filed herewith).